U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 24, 2014 (January 24, 2014)

Mobiquity Technologies, Inc.

(Exact name of registrant as specified in its charter)

New York

(State or jurisdiction of incorporation or organization)

000-51160

(Commission File Number)

11-3427886

(I.R.S. Employer Identification Number)

600 Old Country Road, Suite 541, Garden City, NY 11530

(Address of principal executive offices (Zip Code)

Registrant's telephone number: (516) 256-7766

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

Item 3.02 Unregistered Sales of Equity Securities

Between November 12, 2013 and the filing date of this Form 8-K, the Company has raised $2,270,600 from the sale of its Common Stock at $.30 per share. In connection with the private placement offering, the Company has issued 7,568,666 shares of its Common Stock and Class BB Warrants to purchase 3,784,333 shares, exercisable at $.50 per share through December 15, 2017. Exemption from registration is claimed under Rule 506 of Regulation D.

Item 7.01. Regulation FD Disclosure

On January 24, 2014, the Company issued a press release, a copy of which is appended hereto.

Item 9.01. Financial Statements and Exhibits.

Exhibit	Description

99.1	Press release dated January 24, 2014. (Filed herewith.)

SIGNATURE

Pursuant to the requirements of Section 13 or 15(b) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

MOBIQUITY TECHNOLOGIES, INC.

Date: January 24, 2014	By:	/s/ Dean L. Julia
Dean L. Julia, Co-Chief Executive Officer